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EXHIBIT 10.21.1

AMENDED
EXHIBIT "A"
GAS PURCHASE CONTRACT
As Of: October 1, 1994
Between
CASCADE NATURAL GAS CORPORATION ("BUYER")
and
IGI RESOURCES, INC. ("SELLER")

Effective Date of this Exhibit "A":	October 1, 2000
Ending Date of this Exhibit "A":	March 31, 2001
Delivery Point	As defined in Section 1.01(g) of the Contract noted above
Maximum Daily Contract Quantity (MMBTU)	7,446

Delivery Point Selling Price

1.
The Delivery Point Selling Price shall be equal to [*] ($[*] U.S. dry) per MMBTU at AECO-C Rub plus the actual cost of firm NOVA re-delivery service and firm ANG receipt and re-delivery service plus any applicable allowance for fuel-in-kind associated with such services.

"BUYER" CASCADE NATURAL GAS CORPORATION
By:
Name Title: Vice-President Gas Supply
"SELLER" IGI RESOURCES
By:	Randy Schultz Executive Vice President Chief Operating Officer

[*] = Redacted

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AMENDED EXHIBIT "A" GAS PURCHASE CONTRACT As Of: October 1, 1994 Between CASCADE NATURAL GAS CORPORATION ("BUYER") and IGI RESOURCES, INC. ("SELLER")